UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14a INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MANHATTAN BRIDGE CAPITAL, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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MANHATTAN BRIDGE CAPITAL, INC.

60 Cutter Mill Road

Great Neck, NY 11021

Notice of Annual Meeting of Stockholders

To be held on Wednesday, July 30, 2014

To Our Stockholders:

You are invited to attend the 2014 Annual Meeting of Stockholders of Manhattan Bridge Capital, Inc. at 9:00 a.m. local time, on Wednesday, July 30, 2014, at the offices of Morse, Zelnick, Rose & Lander, LLP, 825 Third Avenue, 16th Floor, New York, New York 10022.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely,

Assaf Ran
President and Chief Executive Officer

MANHATTAN BRIDGE CAPITAL, INC.

60 Cutter Mill Road

Great Neck, NY 11021

Notice of Annual Meeting of Stockholders

To be held on Wednesday, July 30, 2014

The Annual Meeting of Stockholders of Manhattan Bridge Capital, Inc. (the “Company”) will be held at the offices of Morse, Zelnick, Rose & Lander, LLP, 825 Third Avenue, 16th Floor, New York, New York 10022, on Wednesday, July 30, 2014 at 9:00 a.m., local time, for the purpose of considering and acting upon the following:

1.	Election of five (5) Directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

2.	Approval of the filing of an amendment to the Company’s certificate of incorporation, to add various restrictions and limitations on the ownership and transfer of shares of the Company’s capital stock in order to facilitate the Company qualifying as a real estate investment trust.

3.	Ratification of the appointment of Hoberman, Goldstein & Lesser, P.C. as the Company’s independent auditors for the fiscal year ending December 31, 2014.

4.	The transaction of such other business as may properly come before the meeting and any adjournment or adjournments thereof.

Holders of the Company’s Common Stock of record at the close of business on June 16, 2014 are entitled to notice of and to vote at the meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be available for examination by any stockholder at the meeting. The meeting may be adjourned from time to time without notice other than by announcement at the meeting.

By order of the Board of Directors

Vanessa Kao
Secretary

Great Neck, New York

June 25, 2014

IMPORTANT:	IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

We appreciate your giving this matter your prompt attention.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, JULY 30, 2014

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are also available at http://www.manhattanbridgecapital.com/meeting-2014.html

MANHATTAN BRIDGE CAPITAL, INC.

60 Cutter Mill Road

Great Neck, NY 11021

PRELIMINARY

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held on Wednesday, July 30, 2014

Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors (the “Board”) of Manhattan Bridge Capital, Inc. (the “Company,” “we,” “us,” “our,” or any derivative thereof) to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of Morse, Zelnick, Rose & Lander, LLP, 825 Third Avenue, 16th Floor, New York, New York 10022, on Wednesday, July 30, 2014 at 9:00 a.m., local time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Company’s principal executive offices are located at 60 Cutter Mill Road, Suite 205, Great Neck, New York 11021. The approximate date on which this Proxy Statement, the accompanying Proxy and Annual Report for the year ended December 31, 2013 will be mailed to stockholders is June 25, 2014.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, JULY 30, 2014

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are also available at http://www.manhattanbridgecapital.com/meeting-2014.html

THE VOTING AND VOTE REQUIRED

Record Date and Quorum

Only stockholders of record at the close of business on June 16, 2014 (the "Record Date"), are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 4,305,190 outstanding shares of our common stock, par value $.001 per share, (“Common Stock” or “Common Share”). Each Common Share is entitled to one vote. Common Shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted as specified. Common Shares were our only voting securities outstanding on the Record Date. A quorum will be present at the Annual Meeting if stockholders owning a majority of the Common Shares outstanding on the Record Date are present at the meeting in person or by proxy.

Voting of Proxies

The persons acting as proxies (the “Proxyholders”) pursuant to the enclosed Proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the Proxyholders will vote the shares represented by the proxy: (i) for the election of the director nominees named in this Proxy Statement; (ii) for the amendment to the Certificate of Incorporation; (iii) for the ratification of the appointment of Hoberman, Goldstein & Lesser, P.C. as the Company’s independent auditors for the year ending December 31, 2014; and (iv) in their discretion, on any other business that may come before the Annual Meeting and any adjournments of the Annual Meeting.

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All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies will be voted FOR each of the stated matters being voted on at the Annual Meeting. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted, by written notice addressed to and received by the Secretary of the Company or Secretary of the meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the Annual Meeting. Attendance at the Annual Meeting, however, in and of itself does not revoke a prior proxy. In the case of the election of directors, shares represented by a proxy which are marked “WITHHOLD AUTHORITY” to vote for all director nominees will not be counted in determining whether a plurality vote has been received for the election of directors. Shares represented by proxies that are marked “ABSTAIN” on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies (“broker non-votes”), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

Voting Requirements

Election of Directors. The election of the five director nominees will require a plurality of the votes cast at the Annual Meeting. Votes may be cast in favor of or withheld with respect to each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote. An abstention will be excluded entirely from the vote and will have no effect on the outcome of the vote.

Amendment to the Certificate of Incorporation. The affirmative vote of a majority of the shares issued and outstanding and entitled to vote at the Annual Meeting is required to approve the amendment to the Certificate of Incorporation.

Ratification of the Appointment of Independent Auditors. The affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote at the Annual Meeting is required to approve the appointment of Hoberman, Goldstein & Lesser, P.C. as the Company’s independent auditors for the fiscal year ending December 31, 2014. An abstention from voting on approval of auditors will be treated as “present” for quorum purposes. However, since an abstention is not treated as a “vote” for or against the matter, it will have no effect on the outcome of the vote on either matter.

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Proposal No. 1

ELECTION OF DIRECTORS

Five directors are to be elected at the Annual Meeting. All directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.

It is intended that votes pursuant to the enclosed proxy will be cast for the election of the five nominees named below. In the event that any such nominee should become unable or unwilling to serve as a director, the Proxy will vote for the election of an alternate candidate, if any, as shall be designated by the Board. Our Board has no reason to believe these nominees will be unable to serve if elected. Each nominee has consented to being named in this Proxy Statement and to serve if elected. All five nominees are currently members of our Board. There are no family relationships among any of the executive officers or directors of the Company.

Our director nominees and their respective ages as of the Record Date are as follows:

Name	Age	Position

Assaf Ran	48	Founder, Chairman of the Board, Chief Executive Officer and President

Michael Jackson (1)(3)	49	Director

Eran Goldshmit (1) (2)	47	Director

Mark Alhadeff	51	Director

Lyron Bentovim (2)	44	Director

(1) Member of the Compensation Committee and Nominating Committee.

(2) Member of the Audit Committee.

(3) Chairman of the Audit Committee.

Set forth below is a brief description of the background and business experience of our director nominees:

Assaf Ran, our founder, has been our Chief Executive Officer and President since our inception in 1989. Mr. Ran has 25 years of senior management experience leading public and private directories businesses. Mr. Ran started several yellow page businesses from the ground up and managed to make each one of them successful. Mr. Ran’s professional experience and background with us, as our director since March 1999, have given him the expertise needed to serve as one of our directors.

Michael J. Jackson has been a member of our Board since July 2000.  Since April 2007, he has been the Chief Financial Officer and the Executive Vice President of iCrossing, Inc., a digital marketing agency. From October 2001 to April 2007, he was the Executive Vice President and Chief Financial Officer of AGENCY.COM, a global Internet professional services company. Prior to October 2001 at AGENCY.COM he held the positions of Chief Accounting Officer from May 2000 until September 2001 and Corporate Controller from August 1999 to September 2001. From October 1994 until August 1999, Mr. Jackson was a manager at Arthur Andersen, LLP and Ernst and Young. Mr. Jackson also served on the New York State Society Auditing Standards and Procedures Committee from 1998 to 1999 and served on the New York State Society’s SEC Committee from 1999 to 2001.  Mr. Jackson holds an M.B.A. in Finance from Hofstra University and is a Certified Public Accountant. During the past five years, until May 2008, Mr. Jackson also was a member of the Board of Directors of Adstar, Inc. (OTC PINK: ADST). Mr. Jackson’s professional experience and background with other companies and with us have given him the expertise needed to serve as one of our directors.

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Eran Goldshmit has been a member of our Board since March 1999. Mr. Goldshmit received certification as a financial consultant in February 1993 from the School for Investment Consultants, Tel Aviv, Israel, and a BA in business administration from the University of Humberside, England, in December 1998. From December 1998 until July 2001, Mr. Goldshmit has been the general manager of the Carmiel Shopping Center in Carmiel, Israel. Since August 2001, he has been the president of the New York Diamond Center, New York, NY. Mr. Goldshmit’s professional experience and background with other companies and with us have given him the expertise needed to serve as one of our directors.

Mark Alhadeff has been a member of our Board since December 2005. Mr. Alhadeff also served as the Chief Technology Officer of DAG Interactive, Inc. until it was dissolved in June 2010. Mr. Alhadeff is the co-founder of Ocean-7 Development, Inc., a technology corporation in the business of providing programming services as well as web development services and database solutions. Mr. Alhadeff has been Ocean-7’s President since its formation in 1996. Prior to founding Ocean-7, Mr. Alhadeff served as a consultant to various publishers, worked as an art director and was actively involved in creating and implementing the transition to digital production methodologies before they became common industry practice. Mr. Alhadeff is a Stony Brook University graduate. Mr. Alhadeff’s business experience and background with other companies and with us have given him the expertise needed to serve as one of our directors.

Lyron Bentovim has been a member of our Board since December 2008. Mr. Bentovim currently serves as CFO of NIThealth, prior to this position Mr. Bentovim served as CFO/COO and managing director at Cabrillo Advisors. From August 2009 until July 2012, Mr. Bentovim has served as the Chief Operating Officer and the Chief Financial Officer of Sunrise Telecom Inc, a leader in test and measurement solutions for telecom, wireless and cable networks.  Prior to joining Sunrise Telecom Inc. since January 2002, Mr. Bentovim has been a Portfolio Manager for Skiritai Capital LLC, an investment advisor based in San Francisco. Mr. Bentovim has over 20 years of industry experience, including his experience as a member of the board of directors at RTW Inc., Ault Inc,  Top Image Systems, Three-Five Systems Inc., Sunrise Telecom Incorporated, and Argonaut Technologies Inc. Prior to his position in Skiritai Capital LLC, Mr. Bentovim served as the President, COO, and co-founder of WebBrix Inc. Additionally; Mr. Bentovim spent time as a Senior Engagement Manager with strategy consultancies USWeb/CKS, the Mitchell Madison Group LLC and McKinsey & Company Inc. Mr. Bentovim has a MBA from Yale School of Management and a Law degree from the Hebrew University. Mr. Bentovim's professional experience and background with other companies and with us have given him the expertise needed to serve as one of our directors.

The Board recommends a vote FOR the election of each of the director nominees and proxies that are signed and returned will be so voted

unless otherwise instructed.

*      *      *      *      *

EXECUTIVE OFFICERS

The following table identifies our executive officers as of the Record Date:

Name	Age	Capacity in Which Served	In Current Position Since
Assaf Ran (1)	48	President and Chief Executive Officer	1989
Vanessa Kao (2)	36	Chief Financial Officer, Vice President, Treasurer and Secretary	2011

(1)	Mr. Ran’s biographical information is provided above.
(2)	Ms. Kao has been our Chief Financial Officer, Vice President, Treasurer and Secretary since rejoining us in June 2011. Previously, from July 2004 through April 2006, she served as the Assistant Chief Financial Officer of the Company until she joined DAG Jewish Directories, Inc. in April 2006. Since April 2006, she has been the Chief Financial Officer of DAG Jewish Directories, Inc. Ms. Kao holds a M.B.A. in Finance and MIS/E-Commerce from the University of Missouri and a Bachelor degree of Business Administration in Finance from the National Taipei University in Taiwan.

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Code of Ethics

The Board has adopted a written Code of Ethics that applies to all directors, officers and employees of the Company and is available on our Web site, which is located at www.manhattanbridgecapital.com. In addition, we intend to post on our Web site all disclosures that are required by law or NASDAQ stock market (the “NASDAQ”) listing standards concerning any amendments to, or waivers from, any provision of our Code of Ethics.

Board and Committees

The Board has a standing Audit Committee (“Audit Committee”), Compensation Committee (“Compensation Committee”) and Nominating Committee (“Nominating Committee”). During fiscal year 2013, the Board held three meetings, our Audit Committee held four meetings, our Compensation Committee held one meeting, and our Nominating Committee did not meet. Our Audit Committee is comprised of Michael J. Jackson, Eran Goldshmit and Lyron Bentovim. Each of our Compensation Committee and Nominating Committee is comprised of Michael J. Jackson and Eran Goldshmit. Current copies of each committee’s charter are available on our web site at www.manhattanbridgecapital.com.

All directors attended or participated in at least 87.5% of the aggregate number of meetings of the Board and of the Board’s committees on which each applicable director served.

It is the Company's policy that directors are invited and encouraged to attend the Annual Meeting. All of our then current directors attended our annual meeting held in 2013.

Determination of Independence

The Board has determined, in accordance with NASDAQ’s listing standards, that: (i) Messrs. Jackson, Goldshmit and Bentovim (the “Independent Directors”) are independent and represent a majority of its members; (ii) Messrs. Jackson, Goldshmit and Bentovim, as the sole members of the Audit Committee, are independent for such purposes; and (iii) Messrs. Jackson and Goldshmit, as the sole members of the Compensation Committee, are independent for such purposes. In determining director independence, our Board applies the independence standards set by NASDAQ. In its application of such standards the Board takes into consideration all transactions with Independent Directors and the impact of such transactions, if any, on any of the Independent Directors’ ability to continue to serve on our Board. To that end, for the fiscal year ended December 31, 2013, our Board considered the compensation paid to the Independent Directors and determined that it was within the limits of the independence standards set by NASDAQ and did not impact their ability to continue to serve as Independent Directors.

Compensation Committee

The purpose of our Compensation Committee is to discharge the responsibilities of our Board relating to compensation of our executive officers. The specific responsibilities of our Compensation Committee include:

•	establishing and periodically reviewing our compensation philosophy and the adequacy of compensation plans and programs for our executive officers and other employees;
•	establishing compensation arrangements and incentive goals for our executive officers and administering compensation plans;
•	reviewing the performance of our executive officers and awarding incentive compensation and adjusting compensation arrangements as appropriate based upon performance; and
•	reviewing and monitoring our management development and succession plans and activities.

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The Compensation Committee is comprised entirely of directors who satisfy the standards of independence applicable to compensation committee members established under 162(m) of the Internal Revenue Code, as amended (the “Code”) and Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Audit Committee

Our Audit Committee assists our Board in its oversight of our financial reporting and accounting processes. Management has the primary responsibility for the preparation of financial statements and the reporting processes, including the system of internal controls. Our independent registered public accountants are responsible for auditing our annual financial statements and issuing a report on the financial statements. In this context, the oversight function of our Audit Committee includes:

•	a review of the audits of our financial statements, including the integrity of our financial statements;
•	a review of our compliance with legal and regulatory requirements;
•	a review of the performance of our independent registered public accountants, including the engagement of the independent registered public accountants and the monitoring of the independent registered public accountants’ qualifications and independence;
•	the preparation of the report required to be included in our annual proxy statement in accordance with Securities and Exchange Commission (“SEC”) rules and regulations; and
•	a review of the quarterly and annual reports filed with the SEC on Forms 10Q and 10K, respectively.

The Board has determined that Michael Jackson, the chairman of the Audit Committee, is qualified as an Audit Committee Financial Expert pursuant to Item 407(d)(5) of Regulations S-K. Each of the Audit Committee members is independent, as that term is defined in Section 10A(m)(3) of the Exchange Act, and their relevant experience is more fully described above.

Audit Committee Report

The Audit Committee oversees our financial reporting process on behalf of the Board. The Audit Committee consists of four members of the Board who meet the independence and experience requirements of NASDAQ and the SEC.

The Audit Committee retains our independent registered public accounting firm and approves in advance all permissible non-audit services performed by them and other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements, the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with our Company.

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The Audit Committee reviewed our audited financial statements for the year ended December 31, 2013, and met with management to discuss such audited financial statements. The Audit Committee has discussed with the Company’s independent accountants, Hoberman, Goldstein & Lesser, P.C., the matters required to be discussed pursuant to applicable auditing standards. The Audit Committee has received the written disclosures and the letter from Hoberman, Goldstein & Lesser, P.C. required by the Public Company Accountant Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Hoberman, Goldstein & Lesser, P.C. its independence from the Company and its management. Hoberman, Goldstein & Lesser, P.C. had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to the Board that the audited financial statements of the Company for the year ended December 31, 2013 be included in its Annual Report on Form 10-K for the year then ended for filing with the SEC.

AUDIT COMMITTEE:

Michael J. Jackson, Chairman
Eran Goldshmit
Lyron Bentovim

The above Audit Committee report is not deemed to be “soliciting material,” and is not “filed” with the SEC.

Nominating Committee

The Nominating Committee is responsible for nominating director candidates for the Annual Meeting of Stockholders each year and will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information: (i) the name of the stockholder and evidence of the person's ownership of Company stock, (including the number of shares owned and the length of time of ownership); (ii) the name of the candidate; (iii) the candidate's resume or a listing of his or her qualifications to be a director of the Company; and (iv) the person's consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

The information described above must be sent to the Company’s Chief Financial Officer at 60 Cutter Mill Road, Great Neck, NY 11021, on a timely basis in order to be considered by the Nominating Committee, within the time periods set forth in the “Stockholder Proposals” section below.

The Nominating Committee may also receive suggestions from current Company directors, executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating Committee for such candidates. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates.

Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee may request information from the candidate, review the person's accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information in light of information regarding any other candidates that the Nominating Committee might be evaluating for membership on the Board. In certain instances, Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. The Nominating Committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

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Disclosure of Director Qualifications

The Board, acting through the Nominating Committee, is responsible for assembling for stockholder consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a Board.

The Nominating Committee believes that the minimum qualifications for service as a director are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board's oversight of the business and affairs of the Company and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Nominating Committee's criteria for evaluating potential candidates include the following: (i) an understanding of the Company's business environment, (ii) the possession of such knowledge, skills, expertise and diversity of experience that would enhance the Board's ability to manage and direct the affairs and business of the Company and (iii) certain characteristics common to all Board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service.

In addition, the Nominating Committee seeks to include on the Board a complementary mix of individuals with diverse backgrounds and skills reflecting the broad set of challenges that the Board confronts.

Board Leadership Structure

Mr. Ran has served as Chairman of the Board, Chief Executive Officer and President since our inception in 1989.  Our By-Laws give the Board the flexibility to determine whether the roles of Chairman and Chief Executive Officer should be held by the same person or by two separate individuals.  Each year, the Board evaluates our leadership structure and determines the most appropriate structure for the coming year based upon its assessment of our position, strategy, and our long term plans.  The Board also considers the specific circumstances we face and the characteristics and membership of the Board.  At this time, the Board has determined that having Mr. Ran serve as both the Chairman and Chief Executive Officer is in the best interest of our stockholders.  We believe this structure makes the best use of the Chief Executive Officer’s extensive knowledge of our business and personnel, our strategic initiatives and our industry, and also fosters real-time communication between management and the Board.

The Board’s Oversight of Risk Management

 The Board recognizes that companies face a variety of risks, including credit risk, liquidity risk, strategic risk, and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that we face, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee, (3) implement appropriate and responsive risk management strategies consistent with the our risk profile, and (4) integrate risk management into our decision-making.  The Board encourages and management promotes a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations. The Board also continually works, with the input of our management and executive officers, to assess and analyze the most likely areas of future risk for us.

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Communications with Directors

The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to c/o Corporate Secretary, Manhattan Bridge Capital, Inc., 60 Cutter Mill Road, Great Neck, New York 11021.

All communications received as set forth in the preceding paragraph will be opened by the Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

COMPENSATION OF DIRECTORS

Non-employee directors are granted, upon becoming a director, and renewal of director term, five-year options to purchase 7,000 shares of our common stock at an exercise price equal to the fair market value of a share of common stock on the date of grant. They also receive cash compensation of $600 per board meeting attended and $300 for any other committee participation. Assaf Ran and Mark Alhadeff do not receive compensation in connection with their positions on our Board.

Director Compensation

Name	Fees Earned or Paid in Cash		Option Awards ($)
(a)	($)		(1)	Total ($)
Michael Jackson (2)	$3,300		$5,479	$8,779
*Phillip Michals(2)	$5,100	(3)	$5,479	$10,579
Eran Goldshmit (2)	$3,300		$5,479	$8,779
Mark Alhadeff	—		—	—
Lyron Bentovim (2)	$4,800	(3)	$5,479	$10,279

*Resigned from his position as a Board member effective on April 2, 2014.

(1)	Represents stock option awards to purchase 7,000 shares of our common stock. Valuation is based on ASC Topic 718. The assumptions underlying valuation of these option awards are set forth in Note 11 to financial statements included in our annual report on Form 10-K for the year ended December 31, 2013, provided with this proxy statement.
(2)	At December 31, 2013, each of Messrs. Jackson, Michals, Goldshmit and Bentovim held stock options to purchase an aggregate of 35,000 shares of common stock at exercise prices ranging from $0.93 to $1.53 per share.
(3)	In 2013, each of Messrs. Michals and Bentovim received an addition $1,500 in cash compensation for service on a special committee of the Board to review and authorize the final settlement documents in the derivative lawsuit described in Item 3 of our annual report on Form 10-K for the year ended December 31, 2013, provided with this proxy statement.

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Executive Compensation

The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the years ended December 31, 2013 and 2012 by Assaf Ran our chief executive officer (the ‘‘named executive officer’’) and sole executive officer whose salary during the last completed fiscal year exceeded $100,000.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Non Equity Incentive plan Compensation	All Other Compensation	Total
		($)	($)	($)	($)(1)	($)
Assaf Ran
Chief Executive Officer	2013	$225,000	$65,000	$6,750	$6,750	$296,750
and President	2012	$225,000	$65,000	$6,750	$6,750	$296,750

(1)	Company’s matching contributions are made pursuant to a simple master IRA plan.

Employment Contract

In March 1999, we entered into an employment agreement with Assaf Ran, our President and Chief Executive Officer pursuant to which: (i) Mr. Ran’s employment term renews automatically on June 30th of each year for successive one-year periods unless either party gives to the other written notice at least 180 days prior to June 30th of its intention to terminate the agreement; (ii) Mr. Ran receives an annual base salary of $225,000 and annual bonuses as determined by the Compensation Committee of the Board, in its sole and absolute discretion, and is eligible to participate in all executive benefit plans established and maintained by us; and (iii) Mr. Ran agreed to a one-year non-competition period following the termination of his employment.

Restricted Stock Grant

On September 9, 2011, upon stockholders approval at the 2011 annual meeting of stockholders, the Company granted 1,000,000 shares of its restricted common stock (the “Restricted Shares”) to Mr. Ran, the Company’s chief executive officer. Under the terms of the restricted shares agreement (the “Restricted Shares Agreement”), Mr. Ran agreed to forfeit options held by him exercisable for an aggregate of 280,000 shares of common stock of the Company (“Common Stock”) with exercise prices above $1.21 per share and agreed not to exercise additional options held by him for an aggregate of 210,000 shares of Common Stock with exercise prices below $1.21 per share, all of which expired, on its own terms, unexercised as of March 31, 2014. In addition, Mr. Ran may not sell, convey, transfer, pledge, encumber or otherwise dispose of the Restricted Shares until the earliest to occur of the following: (i) September 9, 2026, with respect to 1/3 of the Restricted Shares, September 9, 2027 with respect to an additional 1/3 of the Restricted Shares and September 9, 2028 with respect to the final 1/3 of the Restricted Shares; (ii) the date on which Mr. Ran’s employment is terminated by the Company for any reason other than for “Cause” (i.e., misconduct that is materially injurious to us monetarily or otherwise, including engaging in any conduct that constitutes a felony under federal, state or local law); or (iii) the date on which Mr. Ran’s employment is terminated on account of (A) his death; or (B) his disability, which, in the opinion of his personal physician and a physician selected by the Company prevents him from being employed with the Company on a full-time basis (each such date being referred to as a “Risk Termination Date”). If at any time prior to a Risk Termination Date Mr. Ran’s employment is terminated by the Company for Cause or by Mr. Ran voluntarily for any reason other than death or disability, Mr. Ran will forfeit that portion of the Restricted Shares which have not previously vested. Mr. Ran will have the power to vote the Restricted Shares and will be entitled to all dividends payable with respect to the Restricted Shares from the date the Restricted Shares are issued.

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In connection with the Compensation Committee’s approval of the foregoing grant of Restricted Shares, the Compensation Committee consulted with and obtained the concurrence of independent compensation experts and informed Mr. Ran that it had no present intention of continuing its prior practice of annually awarding stock options to Mr. Ran as CEO. Also Mr. Ran, advised the Compensation Committee that he would not seek future stock option grants.

The grant of Restricted Shares was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. The stock certificates for the Restricted Shares were imprinted with restrictive legends and are held in escrow until vesting occurs.

Termination and Change of Control Arrangements

In the event of termination, Mr. Ran does not receive any severance and any non-vested options are automatically forfeited. If at any time prior to a Risk Termination Date Mr. Ran’s employment is terminated by us for Cause or by Mr. Ran voluntarily for any reason other than death or disability, Mr. Ran will forfeit that portion of the Restricted Shares which have not previously vested.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards by the named executive officer as of December 31, 2013.

Name	Year	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Assaf Ran	2009	140,000	(1)	$0.74	3/18/2014	—	—
Chief Executive	2011					1,000,000	1,710,000	(2)(3)
Officer and
President

(1)	As of the Record Date, all remaining options held by Mr. Ran had expired pursuant to their terms.
(2)	Calculated based on the closing market price of $1.71 at the end of the last completed fiscal year on December 31, 2013.
(3)	Mr. Ran may not sell, convey, transfer, pledge, encumber or otherwise dispose of the Restricted Shares until the earliest to occur of the following: (i) September 9, 2026, with respect to 1/3 of the Restricted Shares, September 9, 2027 with respect to an additional 1/3 of the Restricted Shares and September 9, 2028 with respect to the final 1/3 of the Restricted Shares; (ii) the date on which Mr. Ran’s employment is terminated by us for any reason other than for “Cause;” or (iii) on a Risk Termination Date. If at any time prior to a Risk Termination Date Mr. Ran’s employment is terminated by us for Cause or Mr. Ran voluntarily terminates his employment for any reason other than death or disability, Mr. Ran will forfeit that portion of the Restricted Shares which have not previously vested.

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Equity Compensation Plan Information

On June 23, 2009 the Company adopted the 2009 Stock Option Plan (the “Plan”) which replaced the 1999 Stock Option Plan as amended (the “Prior Plan”), which expired in May of 2009. Options granted under the Prior Plan remain outstanding until expired, exercised or cancelled.

The following table summarizes the (i) options granted under the Prior Plan, (ii) options granted under the Plan, and (iii) options granted outside the Company’s plans, as of December 31, 2013. The shares covered by outstanding options and warrants are subject to adjustment for changes in capitalization, stock splits, stock dividends and similar events.

	Equity Compensation Plan Table
	Number of securities(1) to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities(1) remaining available for future issuance under equity compensation plans
Equity Compensation Plans Approved By Security Holders
Grants under the Company’s 1999 Stock Option Plan	140,000	(2)	$0.74	0
Grants under the Company’s 2009 Stock Option Plan	145,000		$1.20	255,000
Equity Compensation Plans Not Requiring Approval By Security Holders
Aggregate Individual Option Grants	20,000		$2.50	N/A
Total	305,000		$0.87	255,000

(1)	Reflect shares of Company common stock.
(2)	The Remaining Options held by Mr. Ran which he has agreed not to exercise in accordance with the Restricted Stock Agreement. As of the Record Date, all remaining options held by Mr. Ran expired pursuant to its terms.

The Aggregate Individual Option Grants referred to in the table above include 5-year warrants exercisable for 20,000 shares of common stock of the Company at an exercise price of $2.50 per share beginning on December 28, 2010. The warrants were granted on December 28, 2010 to Paulson Investment Company Inc., the placement agent, in connection with the Company’s private placement of senior secured notes.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the best of the Company’s knowledge, based solely on review of the copies of such forms furnished to the Company, or written representations that no other forms were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with during the year ended December 31, 2013.

Certain Relationships and Related Transactions

In 2012, Mr. Ran made seven separate loans to the Company in amounts ranging from $25,000 to $115,000, bearing interest at rates ranging from 6% to 12%, per annum. All of these loans were repaid by the Company as of December 31, 2012. The aggregate interest expense for these loans was $3,942.

In 2013, Mr. Ran made five separate loans to the Company in amounts ranging from $50,000 to $100,000, bearing interest at the rate of 6% per annum. All of these loans were repaid by the Company as of December 31, 2013. The aggregate interest expense for these loans was $1,124.

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Mr. Ran has also personally guaranteed the repayment of all amounts up to $7.0 million due under the Sterling credit line. In connection with the settlement of a derivative action brought on our behalf in 2011, Mr. Ran entered into a written commitment that, except under certain circumstances described below, he will not withdraw the personal guarantee that he has provided to Sterling National Bank in connection with the Sterling line of credit, and that he will continue such personal guarantee with respect to any extension of the line of credit or new agreement providing a line of credit to us whether by Sterling National Bank or any other lender. Mr. Ran’s written commitment not to withdraw the personal guarantee (i) expires April 2, 2015; (ii) must remain in effect only as long as he remains as our chief executive officer; (iii) must remain in effect only as long as he is a record or beneficial owner of a majority of our Common Shares; (iv)  will not exceed a maximum personal guarantee of $7 million; and (v) will remain in effect only as long as the line of credit is in place.

In September 2013, we borrowed $160,000, from a parent of Phillip Michals, a member of the Board at the time. The loan bears interest at the rate of 10% per annum and matures in September 2014.

Security Ownership of Certain Beneficial Owners

The following table, together with the accompanying footnotes, sets forth information, as of the Record Date, regarding the beneficial ownership of our common stock by all persons known by us to beneficially own more than 5% of our outstanding common stock, each named executive officer, each director, and all of our directors and officers as a group:

Name of Beneficial Owner (1)	Title of Class	Amount and Nature of Beneficial Ownership (2)	Percentage of Class

Executive Officers and Directors
Assaf Ran (3)	Common	2,501,000	58.09%
Michael Jackson (4)	Common	42,000	*
Eran Goldshmit (5)	Common	42,000	*
Mark Alhadeff	Common	60,000	1.39%
Lyron Bentovim (4)	Common	77,958	1.80%
All officers and directors as a group (6 persons) (6)	Common	2,725,958	61.96%

* Less than 1%

(1)	Unless otherwise provided, the address of each of the individuals above is c/o Manhattan Bridge Capital, Inc., 60 Cutter Mill Road, Great Neck, New York 11021.
(2)	A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the Record Date upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the Record Date have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. All percentages are determined based on 4,305,190 shares outstanding on the Record Date.
(3)	Includes 1,000,000 Restricted Shares granted to Mr. Ran on September 9, 2011, upon stockholders approval at the Company’s 2011 annual meeting of stockholders. Mr. Ran may not sell, convey, transfer, pledge, encumber or otherwise dispose of the Restricted Shares until the earliest to occur of the following: (i) September 9, 2026, with respect to 1/3 of the Restricted Shares, September 9, 2027 with respect to an additional 1/3 of the Restricted Shares and September 9, 2028 with respect to the final 1/3 of the Restricted Shares; (ii) the date on which Mr. Ran’s employment is terminated by us for any reason other than for “Cause;” or (iii) on a Risk Termination Date. If at any time prior to a Risk Termination Date Mr. Ran’s employment is terminated by us for Cause or Mr. Ran voluntarily terminates his employment for any reason other than death or disability, Mr. Ran will forfeit that portion of the Restricted Shares which have not previously vested.
(4)	Includes an aggregate of 28,000 shares underlying options at exercise prices ranging from $1.02 to $1.53 per share.
(5)	Includes an aggregate of 35,000 shares underlying options at exercise prices ranging from $0.93 to $1.53 per share.
(6)	Includes an aggregate of 94,000 shares underlying options beneficially owned by officers and directors as a group

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Proposal No. 2

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, TO ADD VARIOUS RESTRICTIONS AND LIMITATIONS ON THE OWNERSHIP AND TRANSFER OF SHARES OF OUR CAPITAL STOCK IN ORDER TO FACILITATE OUR QUALIFYING AS A REAL ESTATE INVESTMENT TRUST

On May 21, 2014, the Board approved the filing of an amendment to our certificate of incorporation and declared its advisability (the “Charter Amendment”) to our stockholders. The purpose of the Charter Amendment is to facilitate our ability to qualify as a real estate investment trust, or REIT, for federal income tax purposes, by imposing limits on the ownership and transfer of shares of our capital stock. We believe that it would be in the best interests of our stockholders if we operated as a REIT, for U.S. federal income tax purposes, and were exempt from U.S. federal income tax on our qualifying REIT income that we distribute currently to our stockholders. Thus, as a REIT, we will be able to distribute more of our income to our stockholders. Assuming we comply with all the requirements to qualify as a REIT, we intend to elect REIT status beginning with our current fiscal year or as soon as practicable thereafter.

Purpose of the Charter Amendment

We believe that we currently meet all the requirements of a REIT except for the ownership diversity requirement. To assist us in complying with the limitations on the concentration of ownership of a REIT imposed by the Code, we will need to file the Charter Amendment with the Secretary of State of the State of New York to implement the following ownership limitations:

•	To prohibit any stockholder from beneficially or constructively owning, applying certain attribution rules under the Code, more than 3.0% by value or number of shares, whichever is more restrictive, of our outstanding capital stock. Assaf Ran, our current chief executive officer will be exempt from this restriction. In addition, the Board may, in its sole discretion, waive the 3.0% ownership limit with respect to a particular stockholder if it is presented with evidence satisfactory to it that such ownership will not then or in the future jeopardize our qualification as a REIT.

•	To prohibit any person from transferring shares of our capital stock if, as a result of such transfer, we would have fewer than 100 stockholders.

•	That any ownership or purported transfer of our capital stock in violation of the foregoing restrictions will result in the shares so owned or transferred being automatically transferred to a charitable trust for the benefit of a charitable beneficiary, and the purported owner or transferee acquiring no rights in those shares. If a transfer to a charitable trust would be ineffective for any reason to prevent a violation of the restriction, the transfer resulting in the violation will be void from the time of the purported transfer.

As of the Record Date, our authorized capital stock consists of 25,000,000 shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share. There were 4,482,190 shares of Common Stock issued, of which 4,305,190 were outstanding and 177,000 shares were held in the treasury, and no preferred shares issued or outstanding.

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REIT Qualification

Our qualification as a REIT depends on our ability to meet on a continuing basis, through actual investment and operating results, various complex requirements under the Code relating to, among other things, the sources of our gross income, the composition and values of our assets, our compliance with the distributions requirements applicable to REITs and the diversity of ownership of our outstanding shares of common stock.

So long as we qualify as a REIT, we, generally, will not be subject to U.S. federal income tax on our qualifying REIT income that we distribute currently to our stockholders. If we fail to qualify as a REIT in any taxable year and do not qualify for certain statutory relief provisions, we will be subject to U.S. federal income tax at regular corporate rates and may be precluded from qualifying as a REIT for the subsequent four taxable years following the year during which we lose our REIT qualification. Even if we qualify for taxation as a REIT, we may be subject to certain U.S. federal, state and local taxes on our income or property.

Distribution Requirement

U.S. federal income tax law generally requires that a REIT distribute annually at least 90% of its taxable income, without regard to the deduction for dividends paid and excluding net capital gains, and that it pay tax at regular corporate rates to the extent that it annually distributes less than 100% of its taxable income. We intend to pay regular quarterly dividends in an aggregate amount equal to our taxable income. Any distributions we make to our stockholders will be at the discretion of the Board and will depend on, among other things, our actual results of operations and liquidity. These results and our ability to pay distributions will be affected by various factors, including the net interest and other income from our portfolio, our operating expenses and other expenditures.

In addition, in order to comply with certain REIT qualification requirements, we will, before the end of any REIT taxable year in which we have accumulated earnings and profits attributable to a non-REIT year, declare a dividend to our stockholders to distribute such accumulated earnings and profits. As of January 1, 2014 we had no accumulated earnings and profits.

Diversity of Ownership Requirement

In order for us to qualify to be taxed as a REIT under the Code, shares of our capital stock must be owned by 100 or more persons during at least 335 days of a taxable year of twelve months or during a proportionate part of a shorter taxable year (other than the first year for which an election to qualify to be taxed as a REIT has been made). Also, not more than 50% of the value of the outstanding shares of our stock (after taking into account options to acquire shares of stock) may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities such as private foundations) during the last half of a taxable year (other than the first year for which an election to be a REIT has been made).

Restrictions on Ownership and Transfer

As amended, our certificate of incorporation will provide that, subject to certain exceptions, no person or entity may own, or be deemed to own, beneficially or by virtue of the applicable constructive ownership provisions of the Code, more than 3.0%, in value or in number of shares, whichever is more restrictive, of our outstanding Common Shares (the “common shares ownership limit”) or 3.0% in value of the aggregate outstanding shares of all classes or series of our capital stock (the “aggregate share ownership limit”). We refer to the common shares ownership limit and the aggregate share ownership limit collectively as the “ownership limits.” We refer to the person or entity that, but for operation of the ownership limits or another restriction on ownership and transfer of shares as described below, would beneficially own or constructively own shares of our capital stock in violation of such limits or restrictions and, if appropriate in the context, a person or entity that would have been the record owner of such shares as a “prohibited owner.”

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The constructive ownership rules under the Code are complex and may cause shares owned beneficially or constructively by a group of related individuals and/or entities to be deemed owned beneficially or constructively by one individual or entity. As a result, the acquisition of less than 3.0%, in value or in number of shares, whichever is more restrictive, of the outstanding shares of common stock or less than 3.0% in value of the aggregate outstanding shares of all classes and series of our capital stock (or the acquisition by an individual or entity of an interest in an entity that owns, beneficially or constructively, shares of our capital stock), could, nevertheless, cause that individual or entity, or another individual or entity, to be deemed to own beneficially or constructively shares of our capital stock in excess of the ownership limits.

The ownership limits described above will not apply to Assaf Ran, our current chief executive officer, who currently owns 58.6% of our outstanding shares of common stock or any other stockholder who owns 3.0% of our shares at the time our certificate of incorporation is amended. In addition, the Board, in its sole discretion, may exempt, prospectively or retroactively, a particular stockholder from the ownership limits or establish a different limit on ownership (the “excepted holder limit”) if we obtain representations and undertakings from such stockholders as are reasonably necessary for the Board to determine that such stockholder’s beneficial or constructive ownership of our shares will not result in our being “closely held” under the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise failing to qualify to be taxed as a REIT. Any violation or attempted violation of any such representations or undertakings will result in such stockholder’s shares being automatically transferred to a charitable trust. As a condition of granting the waiver or establishing the excepted holder limit, the Board may require an opinion of counsel or a ruling from the IRS, in either case in form and substance satisfactory to the Board, in its sole discretion, in order to determine or ensure our status as a REIT. The Board may impose such conditions or restrictions as it deems appropriate in connection with granting such a waiver or establishing an excepted holder limit.

In connection with granting a waiver of the ownership limits or creating an excepted holder limit or at any other time, the Board may from time to time increase or decrease the Capital Stock Ownership Limit for all other persons, unless, after giving effect to such increase, five or fewer individuals could beneficially own, in the aggregate, more than 49.9% in value of our outstanding shares or we would otherwise fail to qualify to be taxed as a REIT. A reduced ownership limit will not apply to any person or entity whose percentage ownership of our shares of common stock or our shares of all classes and series, as applicable, is, at the effective time of such reduction, in excess of such decreased ownership limit until such time as such person’s or entity’s percentage ownership of our shares of common stock or our shares of all classes and series, as applicable, equals or falls below the decreased ownership limit, but any further acquisition of our shares of common stock or shares of all other classes or series, as applicable, will violate the decreased ownership limit.

Any person who acquires or attempts or intends to acquire beneficial or constructive ownership of shares of our stock that will or may violate the ownership limits or any of the other restrictions on ownership and transfer of shares of our stock described above, or who would have owned shares of our stock transferred to the trust as described below, must immediately give notice to us of such event or, in the case of an attempted or proposed transaction, give us at least 15 days’ prior written notice and provide us with such other information as we may request in order to determine the effect of such transfer on our status as a REIT. The foregoing restrictions on ownership and transfer of shares of our stock will not apply if the Board determines that it is no longer in our best interests to attempt to qualify, or to continue to qualify, to be taxed as a REIT or that compliance with the restrictions and limits on ownership and transfer of shares of our stock described above is no longer required.

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If any transfer of shares of our capital stock would result in shares of our stock being beneficially owned by fewer than 100 persons, the transfer will be null and void and the intended transferee will acquire no rights in the shares. In addition, if any purported transfer of shares of our stock or any other event would otherwise result in any person violating the ownership limits or an excepted holder limit established by the Board, or in our being “closely held” under the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise failing to qualify to be taxed as a REIT or as a “domestically controlled qualified investment entity” within the meaning of the Code, then that number of shares (rounded up to the nearest whole share) that would cause the violation will be automatically transferred to, and held by, a trust for the exclusive benefit of one or more charitable organizations selected by us, and the intended transferee or other prohibited owner will acquire no rights in the shares. The automatic transfer will be effective as of the close of business on the business day prior to the date of the violative transfer or other event that results in a transfer to the trust. If the transfer to the trust as described above is not automatically effective, for any reason, to prevent a violation of the applicable ownership limits or our being “closely held” under the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or our otherwise failing to qualify to be taxed as a REIT or as a “domestically controlled qualified investment entity,” then the transfer of the shares will be null and void and the intended transferee will acquire no rights in such shares.

Shares of our capital stock held in the trust will be issued and outstanding shares. The prohibited owner will not benefit economically from ownership of any shares of our capital stock held in the trust and will have no rights to distributions and no rights to vote or other rights attributable to the shares held in the trust. The trustee of the trust will exercise all voting rights and receive all distributions with respect to shares held in the trust for the exclusive benefit of the charitable beneficiary of the trust. Any distribution made before we discover that the shares have been transferred to a trust as described above must be repaid by the recipient to the trustee upon demand by us. Subject to New York law, effective as of the date that the shares have been transferred to the trust, the trustee will have the authority to rescind as void any vote cast by a prohibited owner before our discovery that the shares have been transferred to the trust and to recast the vote in accordance with the desires of the trustee acting for the benefit of the charitable beneficiary of the trust. However, if we have already taken irreversible corporate action, then the trustee may not rescind and recast the vote.

Shares of our capital stock transferred to the trustee are deemed offered for sale to us, or our designee, at a price per share equal to the lesser of (i) the price paid by the prohibited owner for the shares (or, in the case of a devise or gift, the market price at the time of such devise or gift) and (ii) the market price on the date we, or our designee, accepts such offer. We may reduce the amount so payable to the prohibited owner by the amount of any dividend or distribution that we made to the prohibited owner before we discovered that the shares had been automatically transferred to the trust, and we may pay the amount of any such reduction to the trustee for distribution to the charitable beneficiary. We have the right to accept such offer until the trustee has sold the shares of our capital stock held in the trust as discussed below. Upon a sale to us, the interest of the charitable beneficiary in the shares sold terminates, and the trustee must distribute the net proceeds of the sale to the prohibited owner and must distribute any distributions held by the trustee with respect to such shares to the charitable beneficiary.

If we do not buy the shares, the trustee must, within 20 days of receiving notice from us of the transfer of shares to the trust, sell the shares to a person or entity designated by the trustee who could own the shares without violating the ownership limits or the other restrictions on ownership and transfer of shares of our capital stock. After the sale of the shares, the interest of the charitable beneficiary in the shares transferred to the trust will terminate and the trustee must distribute to the prohibited owner an amount equal to the lesser of (i) the price paid by the prohibited owner for the shares (or, if the prohibited owner did not give value for the shares in connection with the event causing the shares to be held in the trust (for example, in the case of a gift, devise or other such transaction), the market price of the shares on the day of the event causing the shares to be held in the trust) and (ii) the sales proceeds (net of any commissions and other expenses of sale) received by the trust for the shares. The trustee may reduce the amount payable to the prohibited owner by the amount of any distribution that we paid to the prohibited owner before we discovered that the shares had been automatically transferred to the trust and that are then owed by the prohibited owner to the trustee as described above. Any net sales proceeds in excess of the amount payable to the prohibited owner must be paid immediately to the charitable beneficiary, together with any distributions thereon. In addition, if, prior to the discovery by us that shares have been transferred to a trust, such shares are sold by a prohibited owner, then such shares will be deemed to have been sold on behalf of the trust and, to the extent that the prohibited owner received an amount for or in respect of such shares that exceeds the amount that such prohibited owner was entitled to receive, such excess amount will be paid to the trustee upon demand. The prohibited owner has no rights in the shares held by the trustee.

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In addition, if the Board determines that a transfer or other event has occurred that would violate the restrictions on ownership and transfer of shares of our stock described above, the Board may take such action as it deems advisable to refuse to give effect to or to prevent such transfer, including, but not limited to, causing us to redeem the shares, refusing to give effect to the transfer on our books or instituting proceedings to enjoin the transfer.

Every owner of 5% or more (or such lower percentage as required by the Code or the regulations promulgated thereunder) of our stock, within 30 days after the end of each taxable year, must give us written notice stating the stockholder’s name and address, the number of shares of each class and series of our stock that the stockholder beneficially owns and a description of the manner in which the shares are held. Each such owner must provide to us such additional information as we may request in order to determine the effect, if any, of the stockholder’s beneficial ownership on our status as a REIT and to ensure compliance with the ownership limits. In addition, any person or entity that is a beneficial owner or constructive owner of shares of our capital stock and any person or entity (including the stockholder of record) who is holding shares of our capital stock for a beneficial owner or constructive owner must, on request, provide to us such information as we may request in order to determine our status as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance and to ensure compliance with the ownership limits.

The restrictions on ownership and transfer of shares of our stock described above could delay, defer or prevent a transaction or a change in control, including one that might involve a premium price for our Common Shares or otherwise be in the best interests of our stockholders.

Firm Commitment Underwritten Public Offering

In addition to the Charter Amendment and in order for us to satisfy the diversity of ownership requirement to qualify as a REIT, on May 22, 2014, we filed a Registration Statement on Form S-11 (SEC File No.: 333-196167) registering our public offering, on a firm commitment basis, of 2,500,000 Common Shares (the “Public Offering”). In addition, the representative of the underwriters, Aegis Capital Corp., will have a 45-day option to purchase up to 375,000 additional Common Shares to cover overallotments, if any.

The primary purpose of the Public Offering is so that we can satisfy the diversity of ownership requirement described above which provides, in part, that an entity cannot qualify as a REIT if five or fewer persons own 50% or more of the equity interest in the entity at any time during the last six months of a taxable year. Prior to the Public Offering, Assaf Ran, our chief executive officer owns more than 50% of outstanding Common Shares. Upon completion of the Public Offering, Mr. Ran will own 36.9% of our outstanding Common Shares which will allow us to meet the diversity of ownership requirement of a REIT. Assuming the Public Offering accomplishes this result and the Charter Amendment is approved and filed, we believe that immediately following the Public Offering we will be organized in conformity with the requirements for qualification and taxation as a REIT under the Code and that our intended manner of operation will enable us to meet the requirements for qualification and taxation as a REIT. If the Public offering is consummated on or before December 31, 2014, we will rely on a one time exemption from the six-month rule described above.

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Risk Related to the Charter Amendment

The ownership restrictions set forth in the Charter Amendment may not prevent five or fewer stockholders from owning 50% or more of our outstanding shares of capital stock causing us to lose our status as a REIT.

Upon completion of this offering, Assaf Ran, our chief executive officer, will own 36.9% of our outstanding Common Shares. There is no restriction on Mr. Ran’s ability to acquire additional shares of our Common Stock. In addition, while the Charter Amendment prohibits any other stockholder from acquiring more than 3.0% of our outstanding shares of our capital stock, Mr. Ran is not subject to the ownership restrictions set forth in the Charter Amendment. Even if he does not acquire any additional shares we could have a situation where fewer than five stockholders own more than 50% of our outstanding shares. As a result, we would no longer qualify as a REIT and all our income would be taxable at the corporate level at the prevailing corporate tax rates and our stockholders would be further taxed on any distributions of our net after tax income.

The restrictions on ownership and transfer of shares of our stock described above will take effect upon the filing of the Charter Amendment and will not apply if the Board determines that it is no longer in our best interests to attempt to qualify, or to continue to qualify, to be taxed as a REIT or that compliance is no longer required.

If this proposal is approved, as soon as practicable after the Annual Meeting, we intend to file the Charter Amendment with the Secretary of State of the State of New York. A copy of the proposed Charter Amendment is attached as Appendix B to this Proxy Statement.

This proposal will be approved upon the affirmative vote of a majority of our outstanding Common Stock.

The Board Unanimously Recommends a Vote FOR the Charter Amendment
and Proxies that are Signed and Returned Will Be So Voted
Unless Otherwise Instructed

*          *          *          *          *

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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Proposal No. 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

Hoberman, Goldstein & Lesser, P.C. (“Hoberman”) has been our independent auditor since June 2007. Their audit report appears in our annual report for the fiscal year ended December 31, 2013. One or more representatives of Hoberman is expected to be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from our stockholders.

In the event the stockholders fail to ratify the appointment, the Audit Committee may reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our stockholders best interest.

The Board recommends a vote FOR this proposal

and proxies that are signed and returned will be so voted

unless otherwise instructed

*          *          *          *          *

Independent Registered Public Accounting Firm Fees and Other Matters

The aggregate fees billed by our principal accounting firm, Hoberman, Goldstein & Lesser, P.C, for the fiscal years ended December 31, 2013 and 2012 are as follows:

(a)	Audit Fees

2013

The aggregate fees incurred during 2013 for Hoberman, Goldstein & Lesser, P.C, our principal accountant, were $57,500, covering the audit of our annual financial statements and the review of our financial statements for the first, second and third quarters of 2013.

2012

The aggregate fees incurred during 2012 for Hoberman, Goldstein & Lesser, P.C, our principal accountant, were $57,250, covering the audit of our annual financial statements and the review of our financial statements for the first, second and third quarters of 2012.

(b)	Audit-Related Fees

There were no audit-related fees billed by Hoberman, Goldstein & Lesser, P.C, our principal accountant during 2013 or 2012.

(c)	Tax Fees

Tax fees of $3,000 were billed by our principal accountants in 2013 for preparing the 2012 tax return.

Tax fees of $2,750 were billed by our principal accountants in 2012 for preparing the 2011 tax return.

(d)	All Other Fees

No other fees, beyond those disclosed in this Item 14, were billed during 2013 or 2012.

Pre-Approval Policies and Procedures

Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

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From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

MISCELLANEOUS

Other Matters

Management knows of no matter other than the foregoing to be brought before the Annual Meeting, but if such other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

Reports and Consolidated Financial Statements

The following information is hereby incorporated by reference and is deemed part of this proxy statement:

(i)	The audited consolidated financial statements from our Annual Report to for the fiscal year ended December 31, 2013 (the “Annual Report”); and

(ii)	The unaudited consolidated financial statements and the information set forth under the caption "Management's Discussion and Analysis or Plan of Operations"; from our quarterly report on form 10-Q for the quarter ended March 31, 2014.

A copy of the Annual Report is included with this proxy material. Upon written or oral request, we will provide, without charge, each person to whom a copy of this proxy statement is delivered, a copy of any document incorporated by reference in this proxy statement (other than exhibits, unless such exhibits are specifically incorporated by reference in such documents). Such request should be addressed to Vanessa Kao, Chief Financial Officer, Manhattan Bridge Capital, Inc., 60 Cutter Mill Road, Great Neck, New York 11021.

Solicitation of Proxies

The entire cost of the solicitation of proxies will be borne by the Company. Proxies may be solicited by directors, officers and regular employees of the Company, without extra compensation, by telephone, telegraph, mail or personal interview. Solicitation is not to be made by specifically engaged employees or paid solicitors. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of its Common Stock.

Stockholder Proposals for 2015 Annual Meeting

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2015 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 60 Cutter Mill Road, Great Neck, New York 11021, in writing not later than February 25, 2015.

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Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: 60 Cutter Mill Road, Great Neck, New York 11021, (516) 444-3400. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.

The accompanying proxy is solicited by and on behalf of our Board, whose notice of meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by our directors, officers and other employees who will not be specially compensated for these services.

We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2013, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON THE RECORD DATE AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO OUR SECRETARY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

By order of the Board of Directors

Vanessa Kao
Secretary

Great Neck, New York

June 25, 2014

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MANHATTAN BRIDGE CAPITAL, INC. - LANGUAGE OF PROXY CARD

ANNUAL MEETING – JULY 30, 2014

Side 1:

MANHATTAN BRIDGE CAPITAL, INC.

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders

to be held on Wednesday, July 30, 2014

The undersigned hereby constitutes and appoints Assaf Ran and Vanessa Kao, with full power of substitution, as proxies of the undersigned to attend the Annual Meeting of Stockholders of Manhattan Bridge Capital, Inc. (the “Company”) to be held on Wednesday, July 30, 2014 at 9:00 a.m. Eastern Daylight Time, at the offices of Morse, Zelnick, Rose & Lander, LLP, 825 Third Avenue, 16th Floor, New York, New York 10022, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Notice and Proxy Statement for the Annual Meeting, and in their discretion upon such other matters as may come before the meeting.

(Continue and to be signed on Reverse Side.)

Side 2:

Annual Meeting of Stockholders of

MANHATTAN BRIDGE CAPITAL, INC.

Wednesday, July 30, 2014

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, JULY 30, 2014

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are also available at http://www.manhattanbridgecapital.com/meeting-2014.html

Please mark, date, sign and mail your

proxy card back as soon as possible!

↓ Please Detach and Mail in the Envelope Provided↓

————————————————————————————————————

Please mark your
votes as in this
example.	A	☒

The Board of Directors recommends a vote FOR all the nominees listed

1.	ELECTION OF DIRECTORS	NOMINEES:	Assaf Ran
Michael Jackson
Eran Goldshmit
Mark Alhadeff
Lyron Bentovim

FOR all nominees	ڤ	WITHHOLD	ڤ
listed at right (except		AUTHORITY
as marked to the		to vote for all
contrary below)		nominees listed at right

Instruction: To withhold authority to vote for any individual nominee(s), write that nominee(s) name on the line below.

_____________________________

The Board of Directors recommends a vote FOR Proposal 2.

2.	Amendment to the Company’s certificate of incorporation in order to facilitate qualifying the Company as a real estate investment trust.

FOR	ڤ	AGAINST	ڤ	ABSTAIN	ڤ

The Board of Directors recommends a vote FOR Proposal 3.

3.	Ratification of the appointment of Hoberman, Goldstein & Lesser, P.C. as the Company’s independent auditors for the fiscal year ending December 31, 2014.

FOR	ڤ	AGAINST	ڤ	ABSTAIN	ڤ

The shares represented by this Proxy will be voted as directed or if no direction is indicated, will be voted FOR the proposal.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

Signature of Stockholder__________________________________ Dated: ____________________, 2014

NOTE: DATE AND SIGN EXACTLY AS NAME APPEARS HEREON. EACH JOINT TENANT MUST SIGN. WHEN SIGNING AS ATTORNEY, EXECUTER, TRUSTEE, ETC., GIVE FULL TITLE. IF SIGNER IS CORPORATION, SIGN IN FULL CORPORATE NAME BY AUTHORIZED OFFICER. IF SIGNER IS A PARTNERSHIP, SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

I WILL   ☐      WILL NOT    ☐     ATTEND THE MEETING

RESTATED CERTIFICATE OF INCORPORATION

OF

MANHATTAN BRIDGE CAPITAL, INC.

____________________________________________

(Pursuant to Section 807 of the Business Corporation Law)

FIRST:                 The name of the corporation is Manhattan Bridge Capital, Inc.

SECOND:            The Certificate of Incorporation of the corporation was filed with the Department of State on February, 22 1999, under the name DAG Media, Inc. A Certificate of Amendment of the Certificate of Incorporation of DAG Media, Inc. changing the name of the corporation to Manhattan Bridge Capital, Inc. was filed with the Department of State on July 23, 2008.

THIRD:                The certificate of incorporation, as heretofore amended, is hereby further amended to effect changes authorized by the Business Corporation Law, namely:

1.	To change the corporate purpose;

2.	To change the location of the corporate offices and the address for mailing process against the corporation; and

3.	To change and limit the rights and power of shareholders.

FOURTH:            To accomplish the foregoing amendments, Articles FIRST, THIRD and FIFTH of the certificate of incorporation of the corporation, relating to corporate purposes, office location and address for mailing a copy of process against the corporation, are hereby amended to read as set forth in the same numbered articles of the certificate of incorporation of the corporation as hereinafter restated, and a new Article TWELFTH changing and limiting the rights of shareholders is hereby added.

FIFTH:                 The restatement of the certificate of incorporation of the corporation herein provided for was authorized by the vote of the holders of at least a majority of all of the outstanding shares of the corporation entitled to vote on the restatement of the certificate of incorporation.

SIXTH:                The text of the certificate of incorporation of the corporation is hereby restated as amended or changed herein to read as follows:

RESTATED CERTIFICATE OF INCORPORATION

OF

MANHATTAN BRIDGE CAPITAL, INC.

______________________________

Under Section 807 of the Business Corporation

FIRST:                 The name of the corporation is Manhattan Bridge Capital, Inc.

SECOND:            The corporation is formed for the following purpose or purposes:

To engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law, including, without limitation or obligation, engaging in business as a real estate investment trust, or REIT, under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”), as now or hereafter in force, provided that the corporation is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

To have, in furtherance of the corporate purposes, all of the powers conferred upon corporations organized under the Business Corporation Law subject to any limitations thereof contained in this certificate of incorporation or in the laws of the State of New York.

If the corporation elects to qualify for U.S. Federal income tax treatment as a REIT, the Board of Directors, in its sole and absolute discretion, shall take such actions as it determines are necessary or appropriate to preserve the status of the corporation as a REIT; provided, however, if the Board of Directors determines, in its sole and absolute discretion, that it is no longer in the best interests of the corporation to attempt to, or continue to, qualify as a REIT, the Board of Directors may revoke or otherwise terminate the corporation’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors also may determine, in its sole and absolute discretion that compliance with any restriction or limitation on stock ownership and transfers set forth in Article TWELFTH is no longer required.

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THIRD:                The office of the corporation is to be located in the County of Nassau, State of New York or in such other County within the State of New York as the Board of Directors, in its sole and absolute discretion shall, from time to time, determine.

FOURTH:            The aggregate number of shares which the corporation shall have authority to issue is 30,000,000 of which 25,000,000 shall be common shares, par value $.001 per share (the “Common Shares”) and 5,000,000 shall be preferred shares, par value $.01 per share (the “Preferred Shares”). The Preferred Shares may be issued, from time to time, in one or more series with such designations, preferences and relative participating optional or other special rights and qualifications, limitations or restrictions thereof including but not limited to preemptive rights (notwithstanding anything contained to the contrary in Article TENTH hereof), as shall be stated in the resolutions adopted by the Board of Directors providing for the issuance of such Preferred Shares or series thereof; and the Board of Directors is hereby expressly vested with authority to fix such designations, preferences and relative participating optional or other special rights or qualifications, limitations or restrictions for each series, including, but not by way of limitation, the power to affix the redemption and liquidation preferences, the rate of dividends payable and the time for and the priority of payment thereof and to determine whether such dividends shall be cumulative or not and to provide for and affix the terms of conversion of such Preferred Shares or any series thereof into Common Shares of the corporation and fix the voting power, if any, of Preferred Shares or any series thereof and to provide for preemptive rights (notwithstanding anything contained to the contrary in Article TENTH hereof).

FIFTH:                 The Secretary of State is designated as the agent of the corporation upon whom process against the corporation may be served. The post office address within the State of New York to which the Secretary of State shall mail a copy of any process against the corporation served upon him is: Morse, Zelnick, Rose & Lander, LLP, 825 Third Avenue, New York, New York 10022, Attn: Stephen A. Zelnick, Esq.

SIXTH:                The duration of the corporation is perpetual.

SEVENTH:          Any action required or permitted to be taken by the Board of Directors of the corporation or of any committee thereof may be taken without a meeting if all members of the Board of Directors or of any committee thereof consent in writing to the adoption of a resolution authorizing the action. Any one or more members of the Board of Directors or of any committee thereof may participate in a meeting of said Board or of any such committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time, and participation by such means shall constitute presence in person at the meeting.

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EIGHTH:              Whenever under the Business Corporation Law shareholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

NINTH:                No holder of any of the shares of any class of the capital stock of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the capital stock of the corporation that the corporation proposes to issue or any rights or options which the corporation proposes to grant for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights to subscribe for, purchase, or otherwise acquire shares of any class of capital stock of the corporation; and any and all of such shares, bonds, securities or obligations of the corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms, as the Board of Directors, in its sole and absolute discretion may determine, without first offering the same, or any thereof, to any said holder. Without limiting the generality of the foregoing stated denial of any and all preemptive rights, no holder of shares of any class of the capital stock of the corporation shall have any preemptive rights in respect of the matters, proceedings, or transaction specified in subparagraphs (1) to (6), inclusive, of paragraph (e) of Section 622 of the Business Corporation Law.

TENTH:               (a)          Right to Indemnification.         Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigation (hereinafter a “Proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Business Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall incur to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof, the corporation shall indemnify any such person seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such Proceeding in advance of its final disposition; provided, however, that if the Business Corporation Law requires, the payment of such expenses incurred by a director or officer (in his or her capacity as a director or officer and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a Proceeding, shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. The corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

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(b)         Right of Claimant to Bring Suit.         If a claim under paragraph (a) of this Section is not paid in full by the corporation within thirty days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the Business Corporation Law for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Business Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the claimant has not met such applicable standard or conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

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(c)         Non-Exclusivity of Rights.         The right to indemnification and the payment of expenses incurred in defending a Proceeding in advance of its final disposition conferred in this Article TENTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Restated Certificate of Incorporation, by-law, agreement, vote of shareholders or disinterested directors or otherwise.

(d)         Insurance.         The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Business Corporation Law.

ELEVENTH:        A director of the corporation shall not be personally liable to the corporation or its shareholders for damages for any breach of duty in such capacity, except for the liability of any director if a judgment or other final adjudication adverse to him establishes that his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled or that his acts violated Section 719 of the New York Business Corporation Law.

TWELFTH:	RESTRICTIONS ON TRANSFER AND OWNERSHIP OF SHARES OF CAPITAL STOCK

Section12.1.             Definitions. For the purpose of this Article TWELFTH, the following terms shall have the following meanings:

Aggregate Stock Ownership Limit. The term “Aggregate Stock Ownership Limit” shall mean 3.0 percent in value or number, whichever is more restrictive, of the aggregate of the outstanding shares of Capital Stock, or such other percentage determined by the Board of Directors in accordance with Section 12.2.8 of this Restated Certificate of Incorporation. The value of the outstanding shares of Capital Stock shall be determined by the Board of Directors, which determination shall be final and conclusive for all purposes hereof. For purposes of determining the percentage ownership of Capital Stock by any Person, shares of Capital Stock that may be acquired upon conversion, exchange or exercise of any securities of the corporation directly or constructively held by such Person, but not shares of Capital Stock issuable with respect to the conversion, exchange or exercise of securities of the corporation held by other Persons, shall be deemed to be outstanding prior to conversion, exchange or exercise.

Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

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Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is not a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law, regulation or executive order to close.

Capital Stock. The term “Capital Stock” shall mean all classes or series of stock of the corporation, including, without limitation, Common Shares and Preferred Shares.

Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Trust as determined pursuant to Section 12.3.6 of this Restated Certificate of Incorporation, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Common Stock Ownership Limit. The term “Common Stock Ownership Limit” shall mean 3.0 percent (in value or in number of Common Shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares, or such other percentage determined by the Board of Directors in accordance with Section 12.2.8 of this Restated Certificate of Incorporation. The number and value of the outstanding Common Shares of the corporation shall be determined by the Board of Directors, which determination shall be final and conclusive for all purposes hereof. For purposes of determining the percentage ownership of Common Shares by any Person, Common Shares that may be acquired upon conversion, exchange or exercise of any securities of the corporation directly or constructively held by such Person, but not Common Shares issuable with respect to the conversion, exchange or exercise of securities of the corporation held by other Persons, shall be deemed to be outstanding prior to conversion, exchange or exercise.

Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

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Excepted Holder. The term “Excepted Holder” shall mean Assaf Ran and any other shareholder of the corporation for whom an Excepted Holder Limit is created by this Article TWELFTH or by the Board of Directors pursuant to Section 12.2.7.

Excepted Holder Limit. The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 12.2.7 of this Restated Certificate of Incorporation and subject to adjustment pursuant to Sections 12.2.7 of this Restated Certificate of Incorporation and 12.2.8 of this Restated Certificate of Incorporation, the percentage limit established by the Board of Directors pursuant to Section 12.2.7 of this Restated Certificate of Incorporation.

Initial Date. The term “Initial Date” shall mean the date of the closing of the issuance of Common Shares pursuant to the S-11 Registration Statement, SEC File No. 333-196167, filed with the Securities and Exchange Commission on May 22, 2014.

Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on Nasdaq or, if such Capital Stock is not listed or admitted to trading on Nasdaq, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined by the Board of Directors.

Nasdaq. The term “Nasdaq” shall mean any of the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market.

Person. The term “Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

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Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of this Article TWELFTH, would Beneficially Own or Constructively Own shares of Capital Stock in violation of Section 12.2.1 of this Restated Certificate of Incorporation, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day after the Initial Date on which the Board of Directors determines, in its sole and absolute discretion, that it is no longer in the best interests of the corporation to attempt to, or continue to, qualify as a REIT or that compliance with any or all of the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required.

Transfer. The term “Transfer” shall mean any issuance, sale, transfer, redemption, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire or possess Beneficial Ownership or Constructive Ownership, or any agreement to take any such action or cause any such event, of Capital Stock or the right to vote or receive dividends on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust. The term “Trust” shall mean any trust provided for in Section 12.3.1 of this Restated Certificate of Incorporation.

Trustee. The term “Trustee” shall mean a Person unaffiliated with the corporation and a Prohibited Owner that is appointed by the corporation to serve as trustee of the Trust.

Section12.2.              Capital Stock.

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Section12.2.1.           Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 12.4 of this Restated Certificate of Incorporation:

(a)          Basic Restrictions.

(i)	No

(1)	Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit;

(2)	Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit; and

(3)	Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii)         No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii)        Any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(iv)        No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock could result in the corporation failing to qualify as a “domestically controlled qualified investment entity” within the meaning of Section 897(h)(4)(B) of the Code.

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(b)          Transfer in Trust. If any Transfer of shares of Capital Stock occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 12.2.1(a)(i), (ii) or (iv) of this Restated Certificate of Incorporation, then that number of shares of the Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 12.2.1(a)(i), (ii) or (iv) of this Restated Certificate of Incorporation (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 12.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; provided, however, if the transfer to the Trust described in first clause of this first sentence of this Section 12.2.1(b) would not be effective for any reason to prevent the violation of Section 12.2.1(a)(i), (ii) or (iv) of this Restated Certificate of Incorporation, then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 12.2.1(a)(i), (ii) or (iv) of this Restated Certificate of Incorporation shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock. To the extent that, upon a transfer of shares of Capital Stock to a Trust pursuant to this Section 12.2.1(b), a violation of any provision of this Article TWELFTH would nonetheless be continuing (for example where the ownership of shares of Capital Stock by a single Trust would violate the 100 stockholder requirement applicable to REITs), then shares of Capital Stock shall be transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Charitable Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Article TWELFTH.

Section 12.2.2.         Remedies for Breach. If the Board of Directors shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 12.2.1 of this Restated Certificate of Incorporation or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 12.2.1 of this Restated Certificate of Incorporation (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the corporation to redeem shares, refusing to give effect to such Transfer on the books of the corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 12.2.1 of this Restated Certificate of Incorporation shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors.

Section 12.2.3.         Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 12.2.1(a) of this Restated Certificate of Incorporation or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 12.2.1(b) of this Restated Certificate of Incorporation shall immediately give written notice to the corporation of such event or, in the case of such a proposed or attempted transaction, give at least fifteen (15) days prior written notice, and shall provide to the corporation such other information as the corporation may request in order to determine the effect, if any, of such Transfer on the corporation’s status as a REIT.

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Section12.2.4.           Owners Required To Provide Information. From the Initial Date until prior to the Restriction Termination Date:

(a)          every owner of 3.0 percent or more (or such lower percentage as required by the Code or the U.S. Treasury Department regulations promulgated thereunder) of the outstanding shares of Capital Stock, within thirty (30) days after the end of each taxable year, shall give written notice to the corporation stating the name and address of such owner, the number of shares of Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the corporation such additional information as the corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit; and

(b)          each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the shareholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the corporation may request, in order to determine the Corporation’s status as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance and to ensure compliance with the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit.

Section 12.2.5.          Remedies Not Limited. Nothing contained in this Article TWELFTH shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the corporation in preserving the corporation’s status as a REIT.

Section 12.2.6.         Ambiguity. In the case of an ambiguity in the application of any of the provisions of Section 12.2, Section 12.3 or any definition contained in Section 12.1 of this Restated Certificate of Incorporation, the Board of Directors may determine the application of the provisions of such Section 12.2 or Section 12.3 or any such definition with respect to any situation based on the facts known to it. In the event Section 12.2 or Section 12.3 of this Restated Certificate of Incorporation requires an action by the Board of Directors and this Restated Certificate of Incorporation fails to provide specific guidance with respect to such action, the Board of Directors may determine the action to be taken so long as such action is not contrary to the provisions of Sections 12.1, 12.2 or 12.3 of this Restated Certificate of Incorporation. Absent a decision to the contrary by the Board of Directors (which the Board of Directors may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section12.2.2 of this Restated Certificate of Incorporation) acquired Beneficial Ownership or Constructive Ownership of Capital Stock in violation of Section 12.2.1 of this Restated Certificate of Incorporation, such remedies (as applicable) shall apply first to the shares of Capital Stock that, but for such remedies, would have been actually owned by such Person, and second to shares of Capital Stock that, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares of Capital Stock held by each such Person.

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Section 12.2.7.          Exceptions.

(a)          Subject to Section 12.2.1(a)(ii) of this Restated Certificate of Incorporation, the Board of Directors, in its sole and absolute discretion, may, but is not required to, exempt (prospectively or retroactively) a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if the corporation obtains such representations and undertakings from such Person as are reasonably necessary for the Board of Directors to determine that:

(i)          no Person’s Beneficial or Constructive Ownership of such shares of Capital Stock will violate Section 12.2.1(a)(ii) of this Restated Certificate of Incorporation at the time the Board makes the determination; and

(ii)         such Person does not and will not own, actually or Constructively, an interest in a tenant of the corporation (or a tenant of any entity owned or controlled by the corporation ) that would cause the corporation to own, actually or Constructively, more than a 3.0% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant (for this purpose, a tenant shall not be treated as a tenant of the corporation if the corporation (or an entity owned or controlled by the corporation ) derives (and is expected to continue to derive) a sufficiently small amount of revenue from such tenant such that, in the determination of the Board of Directors, rent from such tenant would not, individually or in the aggregate with other revenues of the corporation , adversely affect the corporation ’s ability to qualify as a REIT).

Any violation or attempted violation of any such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 12.2.1 through 12.2.6 of this Restated Certificate of Incorporation) will result in shares of Capital Stock being automatically transferred to a Trust in accordance with Sections 12.2.1(b) and 12.3 of this Restated Certificate of Incorporation.

(b)          Prior to granting any exception pursuant to Section 12.2.7(a) of this Restated Certificate of Incorporation, the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors, in its sole and absolute discretion, as it may deem necessary or advisable in order to determine or ensure the corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

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(c)          Subject to Section 12.2.1(a)(ii) of this Restated Certificate of Incorporation, an underwriter or placement agent that participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d)          The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Aggregate Stock Ownership Limit or the Common Stock Ownership Limit, as the case may be.

Section 12.2.8.         Increase or Decrease in Aggregate Stock Ownership and Common Stock Ownership Limits. Subject to Section 12.2.1(a)(ii) and this Section 12.2.8 of this Restated Certificate of Incorporation, the Board of Directors may, in its sole and absolute discretion, from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for one or more Persons and decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for all other Persons. No decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit will be effective for any Person whose percentage ownership of Capital Stock is in excess of such decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, until such time as such Person’s percentage ownership of Capital Stock equals or falls below the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable; provided, however, any further acquisition of Capital Stock by any such Person (other than a Person for whom an exemption has been granted pursuant to Section 12.2.7(a) of this Restated Certificate of Incorporation or an Excepted Holder) in excess of the Capital Stock owned by such person on the date the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, became effective will be in violation of the Common Stock Ownership Limit or Aggregate Stock Ownership Limit. No increase to the Common Stock Ownership Limit or Aggregate Stock Ownership Limit may be approved if the new Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit would allow five or fewer Persons to Beneficially Own, in the aggregate more than 49.9% in value of the outstanding Capital Stock.

Section 12.2.9.          Legend. Each certificate for shares of Capital Stock, if certificated, or the notice in lieu of a certificate, if any, shall bear substantially the following legend:

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The shares [represented by this certificate] are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose, among others, of the corporation’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the corporation’s Restated Certificate of Incorporation, (i) no Person may Beneficially Own or Constructively Own shares of the corporation’s Common Stock in excess of the Common Stock Ownership Limit, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own shares of Capital Stock of the corporation in excess of the Aggregate Stock Ownership Limit, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own Capital Stock that would result in the corporation being “closely held” under Section 856(h) of the Code or otherwise cause the corporation to fail to qualify as a REIT; (iv) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the corporation being owned by fewer than 100 Persons; and (v) no Person may Beneficially Own or Constructively Own shares of Capital Stock that could result in the corporation failing to qualify as a “domestically controlled qualified investment entity” under Section 897(h)(4)(B) of the Code. Any Person who Beneficially Owns or Constructively Owns or attempts or intends to Beneficially Own or Constructively Own shares of Capital Stock which cause or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the corporation. If any of the restrictions on transfer or ownership provided in (i), (ii), (iii) or (v) above are violated, the shares of Capital Stock in excess or in violation of the above limitations will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, the corporation may redeem shares upon the terms and conditions specified by the Board of Directors in its sole and absolute discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, if the ownership restriction provided in (iv) above would be violated, or upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings given to them in the Restated Certificate of Incorporation of the corporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of shares of Capital Stock of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the corporation at its principal office.

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Instead of the foregoing legend, the certificate or notice may state that the corporation will furnish a full statement about certain restrictions on ownership and transferability to a shareholder on request and without charge.

Section 12.3.             Transfer of Capital Stock in Trust.

Section 12.3.1.          Ownership in Trust. Upon any purported Transfer or other event described in Section 12.2.1(b) of this Restated Certificate of Incorporation that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 12.2.1(b) of this Restated Certificate of Incorporation. The Trustee shall be appointed by the corporation and shall be a Person unaffiliated with the corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the corporation as provided in Section 12.3.6 of this Restated Certificate of Incorporation.

Section 12.3.2.          Status of Shares Held by the Trustee. Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the corporation. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

Section 12.3.3.          Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand, and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares of Capital Stock held in the Trust and, subject to New York law, effective as of the date that the shares of Capital Stock have been transferred to the Trust, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the corporation that the shares of Capital Stock have been transferred to the Trust and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article TWELFTH, until the corporation has received notification that shares of Capital Stock have been transferred into a Trust, the corporation shall be entitled to rely on its stock transfer and other stockholder records for purposes of preparing lists of shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes and determining the other rights of shareholders.

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Section 12.3.4.          Sale of Shares by Trustee. Within twenty (20) days of receiving notice from the corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 12.2.1(a) of this Restated Certificate of Incorporation. Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 12.3.4 of this Restated Certificate of Incorporation. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 12.3.3 of this Restated Certificate of Incorporation of this Article TWELFTH. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be retained by or immediately paid to the Charitable Beneficiary. If, prior to the discovery by the corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 12.3.4, such excess shall be paid to the Trustee upon demand.

Section 12.3.5.          Purchase Right in Stock Transferred to the Trustee. Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the corporation, or its designee, accepts such offer. The corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 12.3.3 of this Article TWELFTH. The corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 12.3.4. Upon such a sale to the corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

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Section 12.3.6.          Designation of Charitable Beneficiaries. By written notice to the Trustee, the corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary or Charitable Beneficiaries of the interest in the Trust such that the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 12.2.1(a) of this Restated Certificate of Incorporation in the hands of such Charitable Beneficiary or Charitable Beneficiaries. Neither the failure of the corporation to make such designation nor the failure of the corporation to appoint the Trustee before the automatic transfer provided in Section 12.2.1(b) shall make such transfer ineffective, provided that the corporation thereafter makes such designation and appointment.

Section 12.4.            Nasdaq Transactions. Nothing in this Article TWELFTH shall preclude the settlement of any transaction entered into through the facilities of Nasdaq or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article TWELFTH and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article TWELFTH.

Section 12.5.             Enforcement. The corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article TWELFTH.

Section 12.6.             Non-Waiver. No delay or failure on the part of the corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

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IN WITNESS WHEREOF, I hereto sign my name and affirm that the statements made herein are true under the penalties of perjury, this ___ day of _____, 2014.

Manhattan Bridge Capital, Inc.

By:
Assaf Ran, President

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RESTATED CERTIFICATE OF INCORPORATION

OF

MANHATTAN BRIDGE CAPITAL, INC.

(Pursuant to Section 807 of the Business Corporation Law)

Filer:

Name
Address

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